Intangible assets, net - Schedule of Annual Estimated Amortization Expense for Intangible Assets (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2019 CNY (¥)
Intangible assets, net
Amortization expenses for intangible assets	$ 22,265	¥ 150,092
Amortization for Intangible Assets
2020	9,959		¥ 69,332
2021	2,747		19,124
2022	1,931		13,444
2023	1,647		11,466
2024	1,502		10,458
Thereafter	6,097		42,443
Total	$ 23,883		¥ 166,267